Supplement to the Standard and Service Class Prospectuses
                                     for the
                    Lincoln Variable Insurance Products Trust
                              Dated April 30, 2007

                             LVIP Delaware Bond Fund

On Page DB-1, the second sentence in the tenth paragraph is to be deleted and replaced with the following:

     Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers Aggregate Bond Index (i.e., the fund's benchmark).

The following changes are to be made to the section entitled "Management of the Funds":

                             LVIP Delaware Bond Fund

Effective May 24, 2007, the "Portfolio Manager" sub-section of the chart is to be deleted and replaced with the following:

     Portfolio Managers: Thomas H. Chow and Roger A. Early, co-portfolio managers, are responsible for the management of the Fund. Mr. Chow, CFA, is a Senior Vice President and Senior Portfolio Manager for Delaware Investments. Prior to joining Delaware Investments in 2001, he was involved in portfolio management at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Mr. Chow received a bachelor's degree from Indiana University.

     Roger A. Early, CPA, CFA, CFP, is a Senior Vice President and Senior Portfolio Manager for Delaware Investments. Mr. Early rejoined Delaware Investments in March 2007. During his tenure at the firm from 1994 to 2001, he was a senior portfolio manager and left Delaware Investments as head of its U.S. investment grade fixed income group. Mr. Early most recently worked at Chartwell Investment Partners as a portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003 as a chief investment officer and for Rittenhouse Financial from 2001 to 2002. Prior to joining Delaware investments in 1994, he spent 10 years with Federated Investors. Mr. Early earned his bachelor's degree from The Wharton School of the University of Pennsylvania and an MBA from the University of Pittsburgh.

                           LVIP Delaware Managed Fund

Effective May 24, 2007, the paragraph regarding Ryan K. Brist in the "Portfolio Manager" sub-section of the chart is to be deleted and replaced with the following:

     Thomas H. Chow and Roger A. Early are responsible for the management of the Fund's fixed income category. Mr. Chow, CFA, is a Senior Vice President and Senior Portfolio Manager for Delaware Investments. Prior to joining Delaware Investments in 2001, he was involved in portfolio management at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Mr. Chow received a bachelor's degree in business analysis from Indiana University.

     Roger A. Early, CPA, CFA, CFP, is a Senior Vice President and Senior Portfolio Manager for Delaware Investments. Mr. Early rejoined Delaware Investments in March 2007. During his tenure at the firm from 1994 to 2001, he was a senior portfolio manager and left Delaware Investments as head of its U.S. investment grade fixed income group. Mr. Early most recently worked at Chartwell Investment Partners as a portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003 as a chief investment officer and for Rittenhouse Financial from 2001 to 2002. Prior to joining Delaware investments in 1994, he spent 10 years with Federated Investors. Mr. Early earned his bachelor's degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentration in finance and accounting from the University of Pittsburgh.

                      LVIP Janus Capital Appreciation Fund

Effective May 29, 2007, the paragraph in the "Portfolio Manager" sub-section of the chart regarding Edward Kelly is to be deleted and replaced with the following language:

     Portfolio Manager: David Corkins is responsible for the management of the LVIP Janus Capital Appreciation Fund and is an Executive Vice President of the Janus Fund, Janus Aspen Large Cap Growth Portfolio and Janus Adviser Large Cap Growth Fund. He also manages sub-advised funds in the Diversified Growth discipline. Prior to joining Janus in March 1995, Mr. Corkins was chief financial officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. While at Chase, Mr. Corkins also worked in consumer lending and mortgage issuance and analysis. Mr. Corkins graduated cum laude from Dartmouth College with a bachelor's degree and earned an M.B.A. in finance from Columbia University. Mr. Corkins has 15 years of professional investment experience.

                      LVIP T. Rowe Price Growth Stock Fund

The following language is to be added to the "Portfolio Manager" sub-section of the chart:

     Effective October 1, 2007, P. Robert Bartolo will become Committee chairman and will be responsible for the day-to-day management of the fund. Mr. Bartolo, CFA, currently serves as a member of the Committee. Mr. Bartolo joined the firm in 2002, and previously was director of finance for MGM Mirage, Inc. Mr. Bartolo received a B.S. in accounting from the University of Southern California, and received an M.B.A from the Wharton School.

                LVIP T. Rowe Price Structured Mid-Cap Growth Fund

The information regarding P. Robert Bartolo is to be removed from the "Portfolio Manager" sub-section of the chart.

                          LVIP Value Opportunities Fund

The "Portfolio Manager" sub-section of the chart is to be deleted and replaced with the following:

     Portfolio Manager: Dalton Greiner employs a team approach that is primarily responsible for the day-to-day management of the fund. The five individuals with the most significant responsibility for the day-to-day management of the fund are Timothy Dalton, Kenneth Greiner, Bruce Geller, Jeffrey Baker, and Adriano Almeida. All five individuals carry the Certified Financial Analyst (CFA) designation. Timothy Dalton, Chairman, co-founded Dalton Greiner in 1990. Kenneth Greiner, Vice Chairman, was also a co-founder of Dalton Greiner in 1990. Bruce Geller, Chief Executive Officer, joined Dalton Greiner in 1992. Jeffrey Baker, Executive Vice President and Chief Investment Officer, joined Dalton Greiner in 2000. Prior to 2000, Mr. Baker was an Analyst for Prudential Investments and Merrill Lynch. Adriano Almeida, Vice President joined Dalton Greiner in 2004. Prior to 2004, Mr. Almeida was an analyst for Dreyfus Corporation. Each of the aforementioned individuals serves as a sector analyst and is responsible for stock selection within his defined sectors.



This Supplement is dated June 15, 2007.